UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  August 31, 2010

S&W SEED COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34719	27-1275784
(Commission File Number)	(IRS Employer Identification No.)

25552 South Butte Avenue
Five Points, CA	93624
(Address of Principal Executive Offices)	(Zip Code)

(559) 884-2535

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.             Results of Operations and Financial Condition

On August 31, 2010, S&W Seed Company (the “Company”) publicly disseminated a press release announcing financial results for the fiscal year ended June 30, 2010. The text of the press release is furnished as Exhibit 99.1 hereto.

The information in this Current Report on Form 8-K and Exhibit 99.1 hereto shall not be deemed “filed” for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Unless expressly incorporated into a filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act made after the date hereof, the information contained in this Current Report on Form 8-K and Exhibit 99.1 hereto shall not be incorporated by reference into any Company filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.             Financial Statements and Exhibits

(d)           Exhibits

Exhibit	Description

99.1	Press Release of S&W Seed Company dated August 31, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

S&W SEED COMPANY

By:	/s/ Matthew K. Szot
Matthew K. Szot
Vice President Finance and Chief Financial Officer

Date: August 31, 2010